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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): April 8, 1998



                             LXR BIOTECHNOLOGY INC.
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             (Exact name of Registrant as specified in its charter)


           DELAWARE                    1-12968                   68-0282856
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


        1401 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                94804
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        (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: (510) 412-9100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     (a) On April 14, 1998, LXR Biotechnology Inc. (the "Company") issued a press release, a copy of which is attached herein as Exhibit 99.1, relating to the Company's ongoing drug research efforts.

     (b) On April 8, 1998, Mark J. Tomei resigned from the Board of Directors of the Company. On April 10, 1998, Dr. Donald H. Picker resigned from the Board of Directors of the Company. Dr. Picker will continue to serve as the Company's President and Chief Operating Officer.







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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        99.1   Press Release Issued by the Company on April 14, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LXR BIOTECHNOLOGY INC.

Date:  April 15, 1998               By:  /s/ L. David Tomei
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                                         L. David Tomei, Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
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  99.1         Press Release Issued by the Company on April 14, 1998



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